Exhibit 32.2




       Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002
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I,  Gregory  M.  Krzemien,   the  Chief  Financial   Officer  of  Mace  Security
International,   Inc.,   hereby   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that the Form 10-Q of Mace Security International, Inc. for the quarter ended March 31, 2004 (the "March 31, 2004 Form 10-Q"), which this certification accompanies, fully complies with requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the March 31, 2004 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Mace Security International, Inc.


Dated: May 4, 2004

                                            /s/ Gregory M. Krzemien
                                            -----------------------
                                            Gregory M. Krzemien


* A signed original of this written statement as required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the United States Securities and Exchange Commission or its staff upon request.